UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 24, 2007
                 (Date of report/date of earliest even reported)

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                                LNB Bancorp, Inc.
               (Exact name of registrant as specified in charter)

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           Ohio                          0-13203                 34-1406303
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)

                                  457 Broadway
                             Lorain, Ohio 44052-1769
                    (Address of principal executive offices)

                                 (440) 244-6000
                         (Registrant's telephone number)

                                       N/A
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02   Results of Operations and Financial Condition.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In order to rebalance the composition of the Board of Directors of LNB Bancorp, Inc. (the "Company") following the retirement of two directors at the Company's Annual Meeting of Shareholders, on April 24, 2007, Robert M. Campana and James
F. Kidd, each of whom were serving as Class II Directors of the Company whose terms were to expire in 2009, resigned as Class II Directors of the Company and were immediately thereafter appointed by the Board of Directors as Class III Directors of the Company whose terms will expire in 2010 in accordance with the Company's Amended and Restated Code of Regulations.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.  Description

99.1 Press Release issued April 26, 2007 by LNB Bancorp, Inc., announcing the results of operations for the first quarter of 2007.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 27, 2007

                                LNB BANCORP, INC.

                             By /s/ Sharon L. Churchill
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                                Sharon L. Churchill
                                Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.  Description

99.1 Press Release issued April 26, 2007 by LNB Bancorp, Inc., announcing the results of operations for the first quarter of 2007.